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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A
                                Amendment No. 2

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                                 March 17, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                          SIMPLEX MEDICAL SYSTEMS, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

         Colorado                  0-28154                 84-1337504
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

             430 Ansin Boulevard, Suite G, Hallandale, Florida 33009
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                (954) 455-0110
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On March 17, 1998, Simplex Medical Systems, Inc. (the "Registrant"), engaged Schmidt, Raines, Trieste, Dickenson & Adams, P.L. as its independent accountants for the fiscal year ended December 31, 1997. Also on March 17, 1998, Millward & Co. was dismissed as the Registrant's independent accountants.

     (b) Millward & Co.'s report on the financial statements of Simplex Medical Systems, Inc. (a Florida corporation) for the fiscal year ended December 31, 1996 and for the period June 6, 1995 (inception) to December 31, 1995 contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles, except that Millward
& Co.'s report on the Registrant's financial statements for the fiscal year ended December 31, 1996 contained a qualification concerning the Registrant's ability to continue as a going concern.

     (c) The Registrant's Board of Directors made the decision to engage Schmidt, Raines, Trieste, Dickenson & Adams, P.L. The Registrant has no audit or similar committee.

     (d) In connection with the prior audit for the fiscal year ended December 31, 1996, and during the interim period from December 31, 1996 to March 17, 1998, there have been no disagreements with Millward & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant did not consult with Schmidt, Raines, Trieste, Dickenson & Adams, P.L. with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that Millward & Co. review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) EXHIBITS.

         Exhibit 16.    Letter from Millward & Co.     Filed herewith
                                                       electronically
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   SIMPLEX MEDICAL SYSTEMS, INC.

Dated: April 1, 1998               By:  /s/ Nicholas G. Levandoski
                                        Nicholas G. Levandoski, President